Chase Vista
                                     Select
                              Growth & Income Fund
                                  Annual Report

                                October 31, 1998

                     Chase Vista Select Growth & Income Fund
                                Chairman's Letter
                                                              December 1, 1998

Dear Shareholder:

We are pleased to present this annual report for the Chase Vista Select Growth & Income Fund for the 10 month period ended October 31, 1998:

Stocks Post Gains in Volatile Environment
Buoyed by generally favorable economic conditions and healthy cash flows into mutual funds, stocks shook off persistent market volatility to register good investment results.

The Asian financial crisis kept stock prices under pressure early in the period. When the crisis subsided late in 1997, equities finished the year on a positive note, ending the best consecutive three-year period in stock market history. Concerned that the market might not maintain its torrid pace, investors pushed equity prices lower in January. But good corporate earnings coupled with benign inflation lifted the market higher over the next three months. In the spring, the Asian crisis surfaced again, but stocks recovered quickly. That wasn't the case when Russia's financial woes hit in early summer, igniting a global liquidity crisis. From mid-July until late August, the market experienced its largest correction in eight years. Stocks began to bounce back in September. But it took two interest rate cuts by the Federal Reserve (first on September 29 and again on October 15) to catapult equities sharply higher at the end of the period. The rate cut on September 29 was the first since December, 1996. The Fed's decision to cut rates on October 15 marked the first time the Fed has moved on rates between regularly scheduled Federal Open Market Committee meetings since April, 1994.

Bonds Move Higher on Fears of Slowing Growth
Bonds posted good investment results as interest rates fell sharply on concerns over a slowing global economy.

Early in the period, concerns over the Asian economic crisis pushed rates lower and lifted bond prices. During the first quarter of 1998, rates stayed in a relatively narrow range, as fears of a global economic slowdown were offset by favorable domestic economic news. The re-emergence of the Asian crisis in the spring helped bond prices, as rates resumed their fall. When Russia's financial problems hit in mid-July, bond prices soared as interest rates plummeted to historic lows amidst concerns over a global liquidity crisis. The Fed's decision to cut interest rates late in the period gave investors confidence that the central bank would be diligent in keeping the country's economy from slowing significantly. In the final two weeks of the fiscal year, interest rates bounced off their lows and bond prices gave back some of their gains, but not after recording solid investment results for the fiscal year.

Sincerely yours,

/s/ Fergus Reid

Fergus Reid,
Chairman

                     Chase Vista Select Growth & Income Fund
                             As of October 31, 1998
                                   (unaudited)

How the Fund Performed
Chase Vista Select Growth and Income Fund, which seeks capital appreciation and current income by investing primarily in common stocks, had a total return of 4.38% from January 6, 1998 (commencement of the Fund) through October 31, 1998.

How the Fund Was Managed
Significant volatility in the equity market hindered the Fund's performance, but management's asset allocation strategy and superior stock selection offset this development and enabled the Fund to post good investment results.

Early in the period, the Fund benefited from its exposure to defensive stocks, as investors grew concerned about slowing global economic activity. As fears of an economic slowdown began to subside early in 1998, the Fund's technology stocks posted solid gains. EMC, a data storage company, contributed positively to results. When the economy strengthened during the first quarter of 1998, the Fund enjoyed good performance from several industrial stocks, such as Ingersoll Rand and John Deere, and consumer stocks, such as retailers Dayton Hudson and Federated Stores.

The Fund made several key decisions prior to the market's summer selloff that helped performance. We reduced our exposure to financial stocks, which came under pressure due to concerns over global liquidity in mid-July and August. We also increased our exposure to defensive stocks, which fared relatively well during this period. Additionally, we used the market pullback to step up our participation in technology stocks, which finished the period with solid gains.

For the fiscal year, the Fund enjoyed good performance from cable and entertainment companies (Time Warner and Comcast), telecommunications companies, (MCI Worldcom) and supermarkets (Kroger, American Stores and Safeway).

The Fund's exposure to mid-cap stocks detracted from performance as these stocks, on balance, underperformed large cap stocks. The Fund's investment in Health South also hindered results. Although we were underweighted in energy stocks, our investment in this sector proved to be a drag on performance due to falling oil prices. Finally, the Fund's exposure to capital goods and basic industry stocks hurt performance, as well.

Where the Fund May Be Headed
Our forecast for the Fund is favorable. First, we have a positive outlook for secondary stocks, which are well represented in the portfolio. Many of these issues have lagged their large-cap counterparts for several years but showed strength late in the period, suggesting a change in leadership may be in the offing. Moreover, given the current economic environment, we believe investors will focus more on the types of stocks in which we invest -- high quality, attractively priced companies with above-average earnings prospects compared to the market.

===============================================================================
Chase Vista Select Growth and Income Fund
Statement of Assets and Liabilities  October 31,1998


ASSETS:
  Investments, at value (Note 1)                                 $518,481,848
  Unamortized organization costs                                       19,376
  Other Assets                                                          6,879
                                                                 ------------
    Total Assets .............................................    518,508,103
                                                                 ------------



LIABILITIES:
  Accrued liabilities: (Note 2)
    Administration fees                                                39,997
    Other Accrued Liabilities                                         171,251
                                                                 ------------
    Total Liabilities ........................................        211,248
                                                                 ------------



NET ASSETS:
  Paid in capital                                                 494,143,182
  Accumulated undistributed net investment income                     517,576
  Accumulated net realized loss on investment transactions        (30,031,572)
  Net unrealized appreciation of investments and futures           53,667,669
                                                                 ------------
Net Assets ...................................................   $518,296,855
                                                                 ============


Shares of beneficial interest outstanding
  ($.001 par value; unlimited number of shares authorized): ..     11,912,050


Net Asset Value
  (maximum offering price and redemption price per share)* ...         $43.51
                                                                       ======


* Net assets / shares outstanding.

                            See notes to financial statements.

================================================================================

================================================================================
Chase Vista Select Growth and Income Fund
Statement of Changes in Net Assets
For the period January 6, 1998* through October 31, 1998


INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:

     Net investment income                                                  $4,711,019
     Net realized loss on investments and futures transactions             (36,388,885)
     Change in net unrealized appreciation on investments and futures       53,667,669
                                                                          ------------
         Increase  in net assets from operations                            21,989,803
                                                                          ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1):
     Net investment income                                                  (4,193,443)
                                                                          ------------


     Increase from capital share transactions (Note 5)                     500,500,495
                                                                          ------------
               Total increase  in net assets                               518,296,855

NET ASSETS:
     Beginning of period                                                            --
                                                                          ------------
     End of period                                                        $518,296,855
                                                                          ============

* Commencement of operations of the Fund.

                 See notes to financial statements.

================================================================================

================================================================================
Chase Vista Select Growth and Income Fund
Statement of Operations
For the period January 6, 1998* through October 31, 1998


INVESTMENT INCOME:
     Investment income from Portfolio                                       $7,513,025
     Foreign taxes withheld                                                    (22,316)
     Expenses from Portfolio                                                (2,119,622)
                                                                           -----------
         Total investment income                                             5,371,087
                                                                           -----------

EXPENSES: (Note 2)
     Administration fees                                                       449,470
     Printing and postage                                                       15,615
     Professional fees                                                          44,228
     Registration costs                                                         46,384
     Transfer agent fees                                                        47,766
     Trustees fees and expenses                                                 13,484
     Other                                                                      43,121
                                                                           -----------
               Total expenses                                                  660,068
                                                                           -----------

               Net investment income (loss)                                  4,711,019
                                                                           -----------


REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

     Net realized loss on investments                                      (36,388,885)
     Change in net unrealized appreciation on investments                   53,667,669
                                                                           -----------
     Net realized and unrealized gain on investments                        17,278,784
                                                                           -----------

     Net increase in net assets from operations                            $21,989,803
                                                                           ===========

* Commencement of operations of the Fund.

                   See notes to financial statements.

================================================================================

Chase Vista Mutual Funds
Notes to Financial Statements
------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies - Mutual Fund Group (the "Trust") was organized on May 11, 1987 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. Effective March 16, 1998, the Vista Family of Mutual Funds changed its name to the Chase Vista Funds. Chase Vista Select Growth and Income Fund ("CVSGI") or, the "Fund" is a separate series of the Trust.

The Chase Vista Select Growth and Income Fund utilizes the Master Feeder structure. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Growth and Income Portfolio (the "Portfolio") which, like the Fund, is an open-end management investment company having the same investment objectives as the Fund. As of October 31, 1998, CVSGI owned 18.84% of the net assets of the Growth and Income Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Financial Statements of the Fund.

The following is a summary of significant accounting policies followed by the
Fund: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of investments - Investments are recorded in the Portfolio at value. Securities of the Portfolio are recorded at value as more fully discussed in the notes to those financial statements.

B. Investment income and expenses - CVSGI records daily its pro-rata share of the Portfolio's income, expenses, and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses daily as incurred. Realized gains/losses and changes in unrealized appreciation/depreciation represent the Fund's share of such elements from the Portfolio.

C. Organization costs - Organization and initial registration costs incurred in connection with establishing the Fund have been deferred and are being amortized on a straight line basis over a sixty month period beginning at the commencement of operations of the Fund.

D.    Federal Income Taxes - The Fund is treated as a separate taxable entity
      for Federal Income Tax purposes.   The Fund's policy is to comply with
      the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income, and net realized gain on
      investments.   In addition, the Fund intends to make distributions as
      required to avoid excise taxes.   Accordingly, no provisions for
      Federal income tax or excise tax are necessary.

E. Distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with the Federal Income Tax regulations, which may differ from generally accepted accounting
      principles.   To the extent these "book/tax" differences are permanent
      in nature, (i.e., that they result from other than timing of recognition - "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. The reclassifications for the Fund are as follows: Paid in capital was decreased by $6,357,313 and accumulated net realized loss was increased by $6,357,313, due primarily to the allocations of realized gains and losses for tax purposes.

      Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized capital gains.

Chase Vista Mutual Funds
Notes to Financial Statements
------------------------------------------------------------------------------

F. Expenses - Expenses directly attributable to the Fund are charged to the Fund; other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis.

2.    Fees and Other Transactions with Affiliates.

A. Distribution and sub-administration fees - Pursuant to a Distribution and Sub-Administration Agreement, Vista Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of the BYSIS Group Inc., acts as the Trust's exclusive underwriter and promotes and arranges for the sale of the Fund's shares. In addition, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff, and office space for an annual fee of 0.05% of the average daily net assets of the Fund.

B. Administration fee - Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trust. For these services and facilities, the Administrator receives from CVSGI a fee computed at the annual rate equal to 0.05% of the Fund's average daily net assets.

C. Other - Certain officers of the Trust are officers of Vista Fund Distributors, Inc. or of its parent corporation, BYSIS.

3.    Transactions in Shares of Beneficial Interest

      Transactions in shares of beneficial interest were as follows:

                                                           1/06/98*
                                                            Through
                                                            10/31/98
                                                     -------------------------
                                                        Amount      Shares
      Shares sold                                   $544,707,052   12,943,188
      Shares issued in reinvestment of                 4,193,443       93,855
      distributions
      Shares redeemed                                (48,400,000)  (1,124,993)
                                                    -------------------------

      Net increase in Trust shares outstanding       $500,500,495  11,912,050
                                                    =========================

      * Commencement of operations

4.    Concentration of Shareholders

      At October 31, 1998, all shares outstanding for the Fund are owned by the participants in the 401(k) Savings Plan of the Chase Manhattan Bank.

5.    Retirement Plan

      The Fund adopted an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses of $3,408 for the year ended October 31, 1998 are included in Trustees fees and expenses in the Statement of Operations, and accrued pension liability of $10,287 is included in Other Accrued liabilities in the Statement of Assets and Liabilities.

================================================================================
Chase Vista Select Growth and Income Fund
Financial Highlights
For the period January 6, 1998*  through Octoer 31, 1998


PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period ...............................     $42.00
                                                                       --------

Income from Investment Operations:
  Net investment income ............................................      0.379
  Net Gains or Losses in Securities (both realized and unrealized) .      1.470
                                                                       --------
    Total from Investment Operations ...............................      1.849
                                                                       --------

Less Dividends from Net Investment Income ..........................      0.339
                                                                       --------

Net Asset Value, End of Period .....................................     $43.51
                                                                       ========

Total Return (1) ...................................................      4.38%

Ratios / Supplemental Data:

  Net Assets, End of Period (000 omitted) ..........................   $518,297
  Ratios to Average Net Assets:#
    Ratio of Expenses ..............................................      0.50%
    Ratio of Net Investment Income .................................      0.85%

*  Commencement of operations.
#  Annualized


                    See notes to financial statements.

================================================================================

                        Report of Independent Accountants


To the Trustees and Shareholders of
Chase Vista Select Growth and Income Fund


In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Chase Vista Select Growth and Income Fund (the "Fund") at October 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the period January 6, 1998 (commencement of operations) through October 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of the financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 15, 1998

Growth and Income Portfolio
Portfolio of Investments October 31, 1998


Shares       Issuer                                      Value
---------------------------------------------------------------------------
Long-Term Investments -- 94.0%
---------------------------------------------------------------------------
             Common Stock -- 90.5%
             ---------------------
             Aerospace -- 1.2%
  550,000    General Dynamics Corp.                      $   32,553,125
                                                         --------------
             Agricultural Production/Services -- 0.3%
  128,000    Potash Corp. of Saskatchewan
             (Canada)                                         8,848,000
                                                         --------------
             Airlines -- 0.7%
  300,000    AMR Corp.                                       20,100,000
                                                         --------------
             Automotive -- 1.2%
  600,000    Ford Motor Co.                                  32,550,000
                                                         --------------
             Banking -- 4.5%
  664,480    BankAmerica Corp.                               38,166,070
  500,000    Comerica, Inc.                                  32,250,000
  387,000    Firstar Corp.                                   21,962,250
  375,000    National City Corp.                             24,117,188
  100,000    Star Banc Corp.                                  7,562,500
                                                         --------------
                                                            124,058,008
                                                         --------------
             Biotechnology -- 0.6%
  250,000    Biogen, Inc.*                                   17,375,000
                                                         --------------
             Broadcasting -- 0.8%
  750,000    CBS Corp.                                       20,953,125
                                                         --------------
             Cabletelevision -- 2.4%
  700,000    Comcast Corp., Special Class A                  34,562,500
  772,241    Tele-Communications, TCI Group,
             Class A*                                        32,530,652
                                                         --------------
                                                             67,093,152
                                                         --------------
             Chemicals -- 2.1%
  600,000    Air Products and Chemicals, Inc.                22,650,000
  246,300    Crompton & Knowles Corp.                         3,956,194
  633,200    Engelhard Corp.                                 13,297,200
  500,000    Imperial Chemical Industries, PLC,
             ADR (United Kingdom)                            18,125,000
                                                         --------------
                                                             58,028,394
                                                         --------------
             Computer Software -- 2.3%
  731,000    American Management Systems, Inc.*              22,432,563
  482,000    Computer Associates International               18,978,750

                         See notes to financial statements.

Growth and Income Portfolio
Portfolio of Investments October 31, 1998 (continued)


Shares       Issuer                                    Value
-------------------------------------------------------------------------
Long-Term Investments -- (continued)
-------------------------------------------------------------------------
  750,000    Oracle Corp.*                             $   22,171,875
                                                       --------------
                                                           63,583,188
                                                       --------------
             Computers/Computer Hardware -- 7.8%
  950,000    EMC Corp.*                                    61,156,250
  475,000    Gateway 2000 Inc.*                            26,510,938
  450,000    Ingram Micro, Inc., Class A*                  20,475,000
  600,000    Seagate Technology, Inc.*                     15,825,000
  450,000    Solectron Corp.*                              25,762,500
  350,000    Storage Technology Corp.*                     11,703,125
  600,000    Sun Microsystems, Inc.*                       34,950,000
  300,000    Texas Instruments Inc.                        19,181,250
                                                       --------------
                                                          215,564,063
                                                       --------------
             Consumer Products -- 4.2%
  700,000    Avon Products, Inc.                           27,781,250
  475,000    Fortune Brands, Inc.                          15,704,688
1,400,000    Philip Morris Companies, Inc.                 71,575,000
                                                       --------------
                                                          115,060,938
                                                       --------------
             Electronics/Electrical Equipment -- 0.6%
  500,000    Vitesse Semiconductor Corp.*                  16,125,000
                                                       --------------
             Entertainment/Leisure -- 2.7%
  550,000    Carnival Corp., Class A                       17,806,250
  350,000    Time Warner, Inc.                             32,484,375
  384,500    Viacom, Inc. Class B*                         23,021,938
                                                       --------------
                                                           73,312,563
                                                       --------------
             Environmental Services -- 1.4%
  600,000    Allied Waste Industries, Inc.*                12,975,000
  532,025    Waste Management, Inc.                        24,007,628
                                                       --------------
                                                           36,982,628
                                                       --------------
             Financial Services -- 3.9%
  255,000    Associates First Capital Corp.,
             Class A                                       17,977,500
  900,000    Federal Home Loan Mortgage Corp.              51,750,000
  250,000    Federal National Mortgage
             Association,                                  17,703,125
  305,000    Morgan Stanley, Dean Witter,
             Discover and Co.                              19,748,750
                                                       --------------
                                                          107,179,375
                                                       --------------


                       See notes to financial statements.

Growth and Income Portfolio
Portfolio of Investments October 31, 1998 (continued)


Shares       Issuer                                       Value
----------------------------------------------------------------------------
Long-Term Investments -- (continued)
----------------------------------------------------------------------------
             Food/Beverage Products -- 2.4%
  800,000    PepsiCo Inc.                                 $   27,000,000
  300,000    Quaker Oats Co.                                  17,718,750
  200,000    Unilever NV, ADR (Netherlands)                   15,050,000
  331,300    Whitman Corp.                                     7,102,244
                                                          --------------
                                                              66,870,994
                                                          --------------
             Health Care/Health Care Services -- 3.3%
  600,000    HBO & Co.                                        15,750,000
2,741,700    HEALTHSOUTH Corp.*                               33,243,113
  814,500    Tenet Healthcare Corp.*                          22,755,094
  255,000    Wellpoint Health Networks, Inc.,
             Class A*                                         18,774,375
                                                          --------------
                                                              90,522,582
                                                          --------------
             Insurance -- 4.6%
  700,000    ACE, LTD (Bermuda)                               23,712,500
  410,000    Exel LTD, Class A (Bermuda)                      31,339,375
  300,000    NAC Re Corp.                                     14,531,250
  425,000    Reliastar Financial Corp.                        18,620,313
  900,000    The Allstate Corp.                               38,756,250
                                                          --------------
                                                             126,959,688
                                                          --------------
             Machinery & Engineering Equipment -- 0.6%
  575,000    McDermott International, Inc.                    16,854,688
                                                          --------------
             Manufacturing -- 1.9%
  527,500    Ingersoll-Rand Co.                               26,638,750
  470,000    Johnson Controls, Inc.                           26,437,500
                                                          --------------
                                                              53,076,250
                                                          --------------
             Metals/Mining -- 1.6%
  400,000    Aluminum Co. of America
                  (ALCOA)                                     31,700,000
  550,000    Newmont Mining Corp.                             11,687,500
                                                          --------------
                                                              43,387,500
                                                          --------------
             Office/Business Equipment -- 1.4%
  400,000    Xerox Corp.                                      38,750,000
                                                          --------------
             Oil & Gas -- 7.5%
  806,200    Coastal Corp.                                    28,418,550
  500,000    Diamond Offshore Drilling, Inc.                  15,343,750
  450,000    Halliburton Co.                                  16,171,875

                         See notes to financial statements.

Growth and Income Portfolio
Portfolio of Investments October 31, 1998 (continued)


Shares       Issuer                                Value
---------------------------------------------------------------------
Long-Term Investments -- (continued)
---------------------------------------------------------------------
  545,000    Mobil Corp.                           $   41,249,688
  400,000    Schlumberger, LTD                         21,000,000
  667,900    Texaco, Inc.                              39,614,819
  800,000    Tosco Corp.                               22,450,000
  659,900    USX-Marathon Group                        21,570,481
                                                   --------------
                                                      205,819,163
                                                   --------------
             Packaging -- 0.6%
  509,900    Owens-Illinois, Inc.*                     15,583,819
                                                   --------------
             Pharmaceuticals -- 3.9%
  153,000    Bristol-Myers Squibb Co.                  16,916,063
  608,000    Pharmacia & Upjohn, Inc.                  32,186,000
  325,000    Schering-Plough Corp.                     33,434,375
  400,000    SmithKline Beecham PLC, ADR
             (United Kingdom)                          25,500,000
                                                   --------------
                                                      108,036,438
                                                   --------------
             Photographic Equipment -- 0.9%
  300,000    Eastman Kodak Co.                         23,250,000
                                                   --------------
             Printing & Publishing -- 0.9%
  900,000    New York Times Co., Class A               25,425,000
                                                   --------------
             Real Estate Investment Trust -- 1.5%
  373,800    Duke Realty Investments, Inc.              8,924,475
  480,000    Equity Residential Properties Trust       20,160,000
  488,700    Public Storage, Inc.                      13,042,181
                                                   --------------
                                                       42,126,656
                                                   --------------
             Restaurants/Food Services -- 0.4%
  450,000    CKE Restaurants, Inc.                     11,840,625
                                                   --------------
             Retailing -- 9.8%
  825,000    American Stores Co.                       26,864,063
  688,400    CVS Corp.                                 31,451,275
  800,000    Dayton-Hudson Corp.                       33,900,000
  442,018    Federated Department Stores*              16,990,061
1,000,000    Kroger Co.*                               55,500,000
1,100,000    Office Depot, Inc.*                       27,500,000
  450,000    Payless ShoeSource, Inc.                  21,121,875
  900,000    Safeway, Inc.*                            43,031,250
  500,000    The Limited, Inc.                         12,812,500
                                                   --------------
                                                      269,171,024
                                                   --------------

                       See notes to financial statements.

Growth and Income Portfolio
Portfolio of Investments October 31, 1998 (continued)


Shares       Issuer                               Value
-------------------------------------------------------------------
Long-Term Investments -- (continued)
-------------------------------------------------------------------
             Shipping/Transportation -- 0.7%
 600,000     Burlington Northern Santa Fe         $  18,525,000
                                                  -------------
             Telecommunications -- 5.6%
 520,000     American Tower Corp.*                   11,375,000
 400,000     Bell Atlantic Corp.                     21,250,000
 550,000     BellSouth Corp.                         43,896,875
 375,000     Crown Castle International Corp.*        4,828,125
 800,500     MCI WorldCom, Inc.*                     44,227,625
 368,500     Sprint Corp.                            28,282,375
                                                  -------------
                                                    153,860,000
                                                  -------------
             Utilities -- 6.2%
 750,000     Consolidated Edison, Inc.               37,593,750
 300,000     DQE, Inc.                               11,831,250
 600,000     Duke Energy Corp.                       38,812,500
 600,000     FPL Group Inc.                          37,537,500
 750,000     Pinnacle West Capital Corp.             32,859,375
 350,000     Unicom Corp.                            13,190,625
                                                  -------------
                                                    171,825,000
                                                  -------------
             Total Common Stock                   2,491,250,986
                                                  -------------
             (Cost $1,876,113,553)
             Convertible Preferred Stock -- 1.8%
             -----------------------------------
             Cabletelevision -- 0.3%
 150,000     MediaOne Group "ATI" Premium
             Income Exchangeable Securities
             (PIES), 6.25%, 08/15/01 Series           8,081,250
                                                  -------------
             Manufacturing -- 0.2%
 240,000     Ingersoll-Rand Co., 6.75%,
             12/31/49 Series                          6,090,000
                                                  -------------
             Financial Services -- 0.3%
 243,000     Suiza Capital Trust II, # 5.50%,
             04/01/28 Series                          8,045,244
                                                  -------------
             Packaging -- 0.1%
  60,000     Owens-Illinois, Inc., 4.75%,
             12/31/49 Series                          2,407,500
                                                  -------------

                         See notes to financial statements.

Growth and Income Portfolio
Portfolio of Investments October 31, 1998 (continued)


Shares               Issuer                                       Value
-----------------------------------------------------------------------------------
Long-Term Investments -- (continued)
-----------------------------------------------------------------------------------
                     Retailing -- 0.2%
    70,000           CVS Corp., 6.00%,
                     05/15/01 Series                              $   6,020,000
                                                                  -------------
                     Telecommunications -- 0.4%
    50,000           TCI Pacific, 5.0%,
                     7/31/06 Series                                  10,750,000
                                                                  -------------
                     Utilities -- 0.3%
   102,000           Houston Industries, Inc., 7.00%,
                     07/01/00 Series                                  8,268,375
                                                                  -------------
                     Total Convertible Preferred Stock               49,662,369
                     (Cost $43,031,325)                           -------------

     Principal
      Amount
                     Convertible Corporate Notes & Bonds -- 1.7%
                     -------------------------------------------
                     Biotechnology -- 0.2%
$4,000,000           Centocor Inc., #4.75%, 02/15/05                  4,270,120
                                                                  -------------
                     Computers/Computer Hardware -- 0.4%
 3,600,000           EMC Corp., #3.25%, 03/15/02                     10,373,436
                                                                  -------------
                     Electronics/Electrical Equipment -- 0.3%
 7,000,000           Xilinx, Inc., #5.25%, 11/01/02                   7,171,850
                                                                  -------------
                     Health Care/Health Care Services -- 0.2%
 5,000,000           Res-Care Inc., #6.00%, 12/01/04                  6,168,750
                                                                  -------------
                     Media/Advertising -- 0.3%
 8,000,000           Clear Channel Communications,
                     Inc., 2.63%, 04/01/03                            7,890,000
                                                                  -------------
                     Telecommunications -- 0.3%
 8,000,000           Bell Atlantic Financial Services,
                     Inc., #4.25%, 09/15/05                           7,880,000
                                                                  -------------
                     Total Convertible Corporate                     43,754,156
                     Notes & Bonds
                     (Cost $35,600,000)
                     ==========================================================
                     Total Long-Term Investments                  2,584,667,511
                     (Cost $1,954,744,878)
                     ==========================================================

                       See notes to financial statements.

Growth and Income Portfolio
Portfolio of Investments October 31, 1998 (continued)


   Principal
     Amount      Issuer                                       Value
--------------------------------------------------------------------------------
Short-Term Investments -- 6.2%
--------------------------------------------------------------------------------
                 U. S. Government Agency Obligations -- 4.3%
                 -------------------------------------------
$118,496,000     Federal Home Loan Bank, Discount
                 Note, 5.40%, 11/02/98                        $  118,460,451
                                                              --------------
                 Floating Rate Note -- 1.9%
                 --------------------------------------------
  52,900,000     General American Funding
                   Agreement, 5.77%, 03/01/99                     53,154,360
================================================================================
                 Total Short-Term Investments                 $  171,614,811
                 (Cost $171,614,811)
================================================================================
                 Total Investments--100.20%                   $2,756,282,322
                 (Cost $2,126,359,689)
================================================================================

                       See notes to financial statements.

Capital Growth Portfolio
Portfolio of Investments October 31, 1998


Shares       Issuer                                  Value
-----------------------------------------------------------------------
Long-Term Investments -- 94.5%
-----------------------------------------------------------------------
             Common Stock -- 94.4%
             ---------------------
             Aerospace -- 2.4%
  250,000    General Dynamics Corp.                  $   14,796,875
  300,000    Sundstrand Corp.                            14,081,250
                                                     --------------
                                                         28,878,125
                                                     --------------
             Airlines -- 0.7%
  200,000    Continental Airlines, Inc., Class B,*        7,925,000
                                                     --------------
             Automotive -- 1.3%
  710,000    Tower Automotive, Inc.*                     15,797,500
                                                     --------------
             Banking -- 6.8%
  300,000    Cullen/Frost Bankers, Inc.                  15,975,000
  220,000    Firstar Corp.                               12,485,000
  636,000    North Fork Bancorporation, Inc.             12,640,500
  215,000    Southtrust Corp.                             7,847,500
   50,000    Star Banc Corp.                              3,781,250
  210,640    TCF Financial Corp.                          4,963,205
  427,000    Zions Bancorporation                        22,657,688
                                                     --------------
                                                         80,350,143
                                                     --------------
             Biotechnology -- 1.7%
  300,000    Biogen, Inc.*                               20,850,000
                                                     --------------
             Broadcasting -- 6.1%
  700,000    Comcast Corp., Special Class A              34,562,500
1,000,000    Tele-Communications, Inc., Liberty
             Media Group, Class A*                       38,062,500
                                                     --------------
                                                         72,625,000
                                                     --------------
             Business Services -- 4.5%
  300,000    Affiliated Computer Services, Inc.,
             Class A*                                    11,100,000
  150,000    Fiserv, Inc.*                                6,975,000
  150,000    Harte-Hanks, Inc.                            3,646,875
  822,700    Interim Services, Inc.*                     17,482,375
  317,800    ITT Educational Services, Inc.*              9,434,688
  150,000    Sunguard Data Systems, Inc.                  5,062,500
                                                     --------------
                                                         53,701,438
                                                     --------------


                       See notes to financial statements.

Capital Growth Portfolio
Portfolio of Investments October 31, 1998 (continued)


Shares       Issuer                                    Value
-------------------------------------------------------------------------
Long-Term Investments -- (continued)
-------------------------------------------------------------------------
             Chemicals -- 1.9%
  800,000    Crompton & Knowles Corp.                  $   12,850,000
  483,900    Engelhard Corp.                               10,161,900
                                                       --------------
                                                           23,011,900
                                                       --------------
             Computer Software -- 9.3%
  500,000    Acxiom Corp.*                                 12,562,500
1,006,000    American Management Systems, Inc.*            30,871,625
  450,000    At Home Corp., Ser. A*                        19,912,500
  250,000    CSG Systems International, Inc.*              13,625,000
  200,000    Keane, Inc.*                                   6,650,000
  400,000    Mastech Corp.*                                 9,400,000
  150,000    Policy Management System Corp.*                6,815,625
  400,000    Sterling Software, Inc.*                      10,475,000
                                                       --------------
                                                          110,312,250
                                                       --------------
             Computers/Computer Hardware -- 6.0%
  300,000    EMC Corp.*                                    19,312,500
  125,000    Ingram Micro, Inc., Class A*                   5,687,500
  250,000    Lexmark International Group, Inc.,
             Class A (Germany)*                            17,484,375
  250,000    Seagate Technology, Inc.*                      6,593,750
  250,000    Solectron Corp.*                              14,312,500
  250,000    Storage Technology Corp.*                      8,359,375
                                                       --------------
                                                           71,750,000
                                                       --------------
             Construction -- 1.5%
  313,000    D.R. Horton, Inc.                              4,968,875
  400,000    J. Ray McDermott, SA                          12,550,000
                                                       --------------
                                                           17,518,875
                                                       --------------
             Consumer Products -- 2.5%
1,100,000    Shaw Industries, Inc.                         19,112,500
  500,000    Twinlab Corp.*                                11,093,750
                                                       --------------
                                                           30,206,250
                                                       --------------
             Electronics/Electrical Equipment -- 0.6%
  200,000    Vitesse Semiconductor Corp.*                   6,450,000
                                                       --------------
             Entertainment/Leisure -- 2.3%
  250,000    Carnival Corp., Class A                        8,093,750
  825,000    International Game Technology                 18,614,063
                                                       --------------
                                                           26,707,813
                                                       --------------

                         See notes to financial statements.

Capital Growth Portfolio
Portfolio of Investments October 31, 1998 (continued)


Shares       Issuer                                     Value
-------------------------------------------------------------------------
Long-Term Investments -- (continued)
-------------------------------------------------------------------------
             Environmental Services -- 0.8%
  215,000    Waste Management, Inc.                     $   9,701,875
                                                        -------------
             Financial Services -- 2.0%
  125,000    Ambac Financial Group Inc.                     7,273,438
  200,000    Finova Group, Inc.                             9,750,000
  200,000    Household International, Inc.                  7,312,500
                                                        -------------
                                                           24,335,938
                                                        -------------
             Food/Beverage Products -- 1.1%
  600,000    Whitman Corp.                                 12,862,500
                                                        -------------
             Health Care/Health Care Services -- 11.7%
  501,000    HCR Manor Care, Inc.*                         16,282,500
1,325,500    HEALTHSOUTH Corp.*                            16,071,688
  600,000    Pall Corp.                                    15,150,000
  990,000    Tenet Healthcare Corp.*                       27,658,120
  450,000    Total Renal Care Holdings, Inc.*              11,025,000
  600,000    Trigon Healthcare, Inc.*                      22,500,000
  219,000    Universal Health Services, Inc.,
             Class B*                                      11,237,438
  100,000    Watson Pharmaceuticals, Inc.                   5,562,500
  195,000    Wellpoint Health Networks, Inc.,
             Class A*                                      14,356,875
                                                        -------------
                                                          139,844,121
                                                        -------------
             Insurance -- 6.1%
  485,000    ACE, LTD (Bermuda)                            16,429,375
  190,000    Exel LTD, Class A (Bermuda)                   14,523,125
  320,000    Nationwide Financial Services, Inc.,
             Class A                                       13,280,000
  800,000    Reliance Group Holdings, Inc.                 11,150,000
  300,000    Reliastar Financial Corp.                     13,143,750
   50,000    Transatlantic Holdings, Inc.                   3,900,000
                                                        -------------
                                                           72,426,250
                                                        -------------
             Machinery & Engineering Equipment -- 1.9%
  450,000    Applied Power, Inc., Class A                  12,403,125
  300,000    Cooper Cameron Corp.                          10,425,000
                                                        -------------
                                                           22,828,125
                                                        -------------


                       See notes to financial statements.

Capital Growth Portfolio
Portfolio of Investments October 31, 1998 (continued)


Shares       Issuer                                Value
---------------------------------------------------------------------
Long-Term Investments -- (continued)
---------------------------------------------------------------------
             Manufacturing -- 1.3%
  70,000     Johnson Controls, Inc.                $    3,937,500
 297,500     Pentair, Inc.                             11,193,438
                                                   --------------
                                                       15,130,938
                                                   --------------
             Media/Advertising -- 0.5%
 130,000     Omnicom Group, Inc.                        6,426,875
                                                   --------------
             Metals/Mining -- 0.8%
 152,000     Reynolds Metals Co.                        9,110,500
                                                   --------------
             Oil & Gas -- 1.5%
 250,000     BJ Services Co.                            5,109,375
 400,000     Diamond Offshore Drilling, Inc.           12,275,000
                                                   --------------
                                                       17,384,375
                                                   --------------
             Pharmaceuticals -- 0.6%
 225,000     Mylan Laboratories, Inc.                   7,748,438
                                                   --------------

             Printing & Publishing -- 1.0%
 400,000     World Color Press, Inc.                   12,150,000
                                                   --------------
             Real Estate Investment Trust -- 2.8%
 250,000     Beacon Capital Partners Inc.#*             5,000,000
 488,400     Brandywine Realty Trust                    8,730,150
 100,000     Equity Residential Properties Trust        4,200,000
 600,000     Public Storage, Inc.                      16,012,500
                                                   --------------
                                                       33,942,650
                                                   --------------
             Restaurants/Food Services -- 1.1%
 800,000     Darden Restaurants, Inc.                  13,200,000
                                                   --------------
             Retailing -- 7.3%
 165,000     CVS Corp.                                  7,538,438
 300,000     Fred Meyer, Inc.*                         15,993,750
 300,000     Kroger Co.*                               16,650,000
 900,000     Office Depot, Inc.*                       22,500,000
 200,000     Payless ShoeSource, Inc.                   9,387,500
 400,000     Saks, Inc.*                                9,100,000
 200,000     United Stationers, Inc.                    5,300,000
                                                   --------------
                                                       86,469,688
                                                   --------------
             Shipping/Transportation -- 0.3%
 177,500     C.H. Robinson Worldwide, Inc.              3,938,281
                                                   --------------
             Telecommunications -- 2.1%
 225,000     American Tower Corp.*                      4,921,875

                       See notes to financial statements.

Capital Growth Portfolio
Portfolio of Investments October 31, 1998 (continued)


Shares               Issuer                                      Value
----------------------------------------------------------------------------------
Long-Term Investments -- (continued)
----------------------------------------------------------------------------------
   300,000           Aspect Telecommunications Corp.*            $    4,537,500
   100,000           Global Crossing LTD (Bermuda)*                   2,875,000
   150,000           Intermedia Communications Inc.*                  2,775,000
   400,000           NEXTLINK Communications, Inc.,
                     Class A*                                        10,250,000
                                                                 --------------
                                                                     25,359,375
                                                                 --------------
                     Utilities -- 3.9%
   375,000           CMS Energy Corp.                                16,523,438
   450,000           LG&E Energy Corp.                               11,868,750
   400,000           Pinnacle West Capital Corp.                     17,525,000
                                                                 --------------
                                                                     45,917,188
                                                                 --------------
                     Total Common Stock                           1,124,861,411
                     (Cost $915,882,961)                         --------------
     Principal
      Amount
                     U.S. Treasury Security -- 0.1%
                     ------------------------------
$  565,000           U.S. Treasury Note, 6.88%, 05/15/06                646,572
                     (Cost $569,369)
================================================================================
                     Total Long-Term Investments                  1,125,507,983
                     (Cost $916,452,330)
================================================================================
Short-Term Investments -- 6.1%
--------------------------------------------------------------------------------
                     U.S. Government Agency Obligations -- 3.2%
                     -------------------------------------------
38,020,000           Federal Home Loan Bank, Discount
                     Note, 5.40%, 11/02/98                           38,008,594
                     (Cost $38,008,594)                          --------------

                     Floating Rate Note -- 2.9%
                     --------------------------
35,000,000           General American Funding
                     Agreement, 5.77%, 03/01/99                      35,168,292
                     (Cost $35,168,292)
================================================================================
                     Total Short-Term Investments                    73,176,886
                     (Cost $73,176,886)
================================================================================
                     Total Investments--100.6%                   $1,198,684,869
                     (Cost $989,629,216)
================================================================================

Index
* -- Non income producing security.
# -- Security may only be sold to qualified institutional buyers.
ADR -- American Depository Receipt.


                       See notes to financial statements.

Statement of Assets and Liabilities October 31, 1998
--------------------------------------------------------------------------------


                                                              Growth and           Capital
                                                                Income              Growth
                                                              Portfolio           Portfolio
                                                          -----------------   -----------------
ASSETS:
  Investment securities, at value (Note 1) ............   $2,756,282,322      $1,198,684,869
  Cash ................................................           53,506              19,593
  Receivables:
   Investment securities sold .........................       10,677,665           2,824,156
   Interest and dividends .............................        2,766,602             766,050
  Other assets ........................................           17,881               8,418
                                                          --------------      --------------
    Total assets ......................................    2,769,797,976       1,202,303,086
                                                          --------------      --------------
LIABILITIES:
  Payable for investment securities purchased .........       16,387,797           9,964,804
  Accrued liabilities: (Note 2)
   Investment advisory fees ...........................          882,226             372,655
   Administration fees ................................          110,278              46,582
   Custodian ..........................................           28,323              11,781
   Other ..............................................          244,283             249,310
                                                          --------------      --------------
    Total Liabilities .................................       17,652,907          10,645,132
                                                          --------------      --------------
NET ASSETS APPLICABLE TO INVESTORS'
 BENEFICIAL INTERESTS .................................   $2,752,145,069      $1,191,657,954
                                                          ==============      ==============
  Cost of Investments .................................   $2,126,359,689      $  989,629,216
                                                          ==============      ==============

                       See notes to financial statements.

Statement of Operations For the year ended October 31, 1998
--------------------------------------------------------------------------------


                                                              Growth and           Capital
                                                                Income              Growth
                                                               Portfolio          Portfolio
                                                           ----------------   -----------------
INVESTMENT INCOME:
  Dividend .............................................    $ 37,303,954      $  9,934,720
  Interest .............................................      11,002,262         4,202,365
  Foreign taxes withheld ...............................        (217,262)          (24,095)
                                                            ------------      ------------
    Total investment income ............................      48,088,954        14,112,990
                                                            ------------      ------------
EXPENSES: (Note 2)
  Investment Advisory fees .............................      11,363,349         5,459,469
  Administration fees ..................................       1,420,419           682,434
  Custodian fees .......................................         170,450            97,397
  Professional fees ....................................         118,028           114,738
  Trustees fees and expenses ...........................          56,817            27,297
  Other ................................................         222,872           170,028
                                                            ------------      ------------
    Total expenses .....................................      13,351,935         6,551,363
                                                            ------------      ------------
  Net investment income ................................      34,737,019         7,561,627
                                                            ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain on:
   Investments .........................................     203,655,068       108,711,383
   Futures transactions ................................          79,207                --
   Change in net unrealized appreciation /
    depreciation on investments and futures
     transactions ......................................      20,044,309      (115,006,359)
                                                            ------------      ------------
   Net realized and unrealized gain (loss) on
    investments and futures transactions ...............     223,778,584        (6,294,976)
                                                            ------------      ------------
   Net increase in net assets from operations ..........    $258,515,603      $  1,266,651
                                                            ============      ============


                       See notes to financial statements.

                               Chase Vista Funds
          Statement of Changes in Net Assets For the periods indicated
                                                                                               Growth and
                                                                                                 Income
                                                                                                Portfolio
                                                                                  -------------------------------------
                                                                                     For the Year Ended October 31,
                                                                                          1998               1997
                                                                                  ------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
 Net investment income ..........................................................  $      34,737,019   $   39,881,845
 Net realized gain on investments and futures transactions ......................        203,734,275      365,628,734
 Change in net unrealized appreciation (depreciation) on
 investments and futures transactions ...........................................         20,044,309      231,319,779
                                                                                   -----------------   --------------
 Increase in net assets from operations .........................................        258,515,603      636,830,358
                                                                                   -----------------   --------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST:
 Contributions ..................................................................      1,057,119,906      788,831,006
 Withdrawals ....................................................................     (1,226,800,866)    (854,698,879)
                                                                                   -----------------   --------------
 Net increase (decrease) from transactions in investors' beneficial interests ...       (169,680,960)     (65,867,873)
                                                                                   -----------------   --------------
 Net increase (decrease) in net assets ..........................................         88,834,643      570,962,485
NET ASSETS:
 Beginning of period ............................................................      2,663,310,426    2,092,347,941
                                                                                   -----------------   --------------
 End of period ..................................................................  $   2,752,145,069   $2,663,310,426
                                                                                   =================   ==============

                               Chase Vista Funds
          Statement of Changes in Net Assets For the periods indicated
                                                                                                 Capital
                                                                                                 Growth
                                                                                                Portfolio
                                                                                  -------------------------------------
                                                                                     For the Year Ended October 31,
                                                                                         1998               1997
                                                                                  ----------------- -------------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
 Net investment income ..........................................................  $    7,561,627    $       9,583,314
 Net realized gain on investments and futures transactions ......................     108,711,383          141,951,607
 Change in net unrealized appreciation (depreciation) on
 investments and futures transactions ...........................................    (115,006,359)         146,677,178
                                                                                   --------------    -----------------
 Increase in net assets from operations .........................................       1,266,651          298,212,099
                                                                                   --------------    -----------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST:
 Contributions ..................................................................     611,366,823          936,937,099
 Withdrawals ....................................................................    (736,448,367)      (1,009,808,684)
                                                                                   --------------    -----------------
 Net increase (decrease) from transactions in investors' beneficial interests ...    (125,081,544)         (72,871,585)
                                                                                   --------------    -----------------
 Net increase (decrease) in net assets ..........................................    (123,814,893)         225,340,514
NET ASSETS:
 Beginning of period ............................................................   1,315,472,847        1,090,132,333
                                                                                   --------------    -----------------
 End of period ..................................................................  $1,191,657,954    $   1,315,472,847
                                                                                   ==============    =================

                       See notes to financial statements
                             ------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies -- Growth and Income Portfolio ("GIP") and Capital Growth Portfolio ("CGP"), (the "Portfolios") are separately registered under the Investment Company Act of 1940, as amended, as non-diversified, open end management investment companies organized as trusts under the laws of the State of New York. Each declaration of trust permits the Trustees to issue beneficial interests in the respective Portfolios. The GIP and the CGP commenced operations on November 19, 1993.

The following is a summary of significant accounting policies followed by the
Portfolios:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   A. Valuation of investments -- Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

   B. Repurchase agreements -- It is the Portfolios' policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Trusts' custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trusts may be delayed or limited.

   C. Futures contracts -- When a Portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the portfolio makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

   The Portfolios invested a portion of its liquid assets in long stock index futures contracts to more fully participate in the market. Use of long futures contracts subjects the Portfolios to risk of loss up to the amount of the nominal value of the contract.

   The Portfolios may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

     As of October 31, 1998, the Portfolios had no outstanding futures contracts.

   D. Security transactions and investment income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed).

--------------------------------------------------------------------------------

   Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

   E. Organization costs -- Organization and initial registration costs incurred in connection with establishing the Portfolios have been deferred and are being amortized on a straight-line basis over a sixty month period beginning at the commencement of operations of each Portfolio.

   F. Federal income taxes -- The Portfolios intend to continue to qualify as partnerships and therefore net investment income and net realized gains are taxed to the partners. Accordingly, no tax provisions are recorded by the Portfolios. The investors in the Portfolios must take into account their proportionate share of the Portfolios' income, gains, losses, deductions, credits and tax preference items in computing their federal income tax liability, without regard to whether they have received any cash distributions from the Portfolio. The Portfolios do not intend to distribute to investors their net investment income or their net realized gains, if any. It is intended that the Portfolios will be managed in such a way that investors in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code to be taxed as regulated investment companies.

   G. Expenses -- Expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated on another reasonable basis.

2. Fees and Other Transactions with Affiliates

   A. Investment advisory fee -- Pursuant to separate Investment Advisory Agreements, The Chase Manhattan Bank ("Chase" or the "Advisor") acts as the Investment Advisor to the Portfolios. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Portfolios and for such services is paid a fee.

   The fee is computed daily and paid monthly at an annual rate equal to 0.40% of the Portfolios' average daily net assets.

   Chase Asset Management, Inc. ("CAM"), a registered investment advisor, is the sub-investment advisor to each of the Portfolios pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.20% of each Portfolio's average daily net assets.

   B. Custodial fees -- Chase, as Custodian provides safekeeping services for the Portfolios' securities. Compensation for such services are presented in the Statement of Operations as custodian fees.

   C. Administration fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trusts. For these services and facilities, the Administrator receives from each Portfolio a fee computed at the annual rate equal to 0.05% of the respective Portfolio's average daily net assets.

3. Investment Transactions -- For the year ended October 31, 1998, purchases and sales of investments (excluding short-term investments) were as follows:


                                                         GIP                 CGP
                                                  -----------------   -----------------
Purchases (excluding U.S. Government) .........   $3,049,154,688      $1,338,869,686
Sales (excluding U.S. Government) .............    3,191,229,186       1,460,401,122
Sales of U.S. Government ......................       63,164,063                  --

The portfolio turnover rates of GIP and CGP for the year ended October 31, 1998, were 113% and 104% respectively.

4. Retirement Plan -- The Portfolios have adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Portfolios who will have served as an independent trustee for at least five years at the time of retirement.

--------------------------------------------------------------------------------

Benefits under this plan are based on compensation and years of service. Pension expenses for the year ended October 31, 1998, included in Trustees Fees and Expenses in the Statement of Operations, and accrued pension liability included in other accrued liabilities, respectively, in the Statement of Assets and Liabilities were as follows:


                               Accrued
                  Pension      Pension
                 Expenses     Liability
                ----------   ----------
GIP .........   $22,976      $82,391
CGP .........    11,262       41,251

5. Bank Borrowings -- The Portfolios may borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of a Portfolio's total assets must be repaid before the Portfolio may make additional investments. The Portfolios have entered into an agreement, enabling them to participate with other Chase Vista Funds in an unsecured line of credit with a syndicate of banks, which permits borrowings up to $350 million, collectively. Interest is charged to each Portfolio based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.35%. The Portfolios also pay a commitment fee of 0.055% per annum on the average daily amount of the available commitment, which is allocated, on a pro-rata basis to the funds. The commitment fee is included in Other expenses on the Statement of Operations. Borrowings are payable on demand.

The Portfolios had no borrowings outstanding at October 31, 1998, nor at any point during the year.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees and Beneficial Interest Holders of
Growth and Income Portfolio and Capital Growth Portfolio


In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Growth and Income Portfolio and Capital Growth Portfolio (the "Portfolios") at October 31, 1998, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 15, 1998